Income Taxes (Tables)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Schedule of reconciliations of the statutory income tax rate
	For the Years Ended December 31
	2019	2020	2021
		(Restated)

Net income before provision for income taxes	$26,594	$50,632	$36,328
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	6,649	12,658	9,082

Expenses not deductible for tax purpose	350	297	96
Changes in valuation allowance	-	6	-
Effect of warrant liability revaluation	-	(4,928)	(203)
Effect of preferential tax rates granted to the PRC entities (a)	(6,808)	(6,360)	(7,999)
Income tax expense	$191	$1,673	$976
Effective income tax rate	0.72%	3.30%	2.69%

(a)	The Company’s subsidiary Horgos, Horgos Glory Prosperity, Horgos Glary Wisdom were eligible to be exempted from income tax from 2017 to 2020, and enjoy a preferential income tax rate of 15% that are expected to last from 2021 to 2025. Horgos Technology is eligible to be exempted from income tax from 2020 to 2024. Beijing Leshare was recognized as a high-tech enterprise and received a preferential income tax rate of 15%. For the years ended December 31, 2019, 2020 and 2021, the tax saving as the result of the favorable tax rate amounted to $6,808, $6,360 and $7,999, respectively, and per share effect of the favorable tax rate were $0.17, $0.12 and $0.12.

Schedule of deferred tax asset
	December 31, 2020	December 31, 2021

Deferred tax assets:
Allowance for doubtful accounts	$133	$56
Net operating loss carry forwards	627	-
Total deferred tax assets, net	$760	$56